SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant:	
Filed by a Party other than the Registrant:	X

Check the appropriate box:
X	Preliminary Proxy Statement
	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
	Definitive Proxy Statement
	Definitive Additional Materials
	Soliciting Material Under Rule 14a-12

CROWN CRAFTS, INC.
(Name of Registrant as Specified in its Charter)

WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.
WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P. I
WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND, LTD.
WYNNEFIELD CAPITAL MANAGEMENT, LLC
WYNNEFIELD CAPITAL, INC.
CHANNEL PARTNERSHIP II, L.P.
WYNNEFIELD CAPITAL, INC. PROFIT SHARING & MONEY PURCHASE PLAN
NELSON OBUS
JOSHUA H. LANDES
PATRICIA STENSRUD
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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ANNUAL MEETING OF STOCKHOLDERS OF
CROWN CRAFTS, INC.

PROXY STATEMENT OF THE
WYNNEFIELD GROUP

To Our Fellow Stockholders:

This proxy statement and the enclosed GOLD proxy card are being furnished to stockholders of Crown Crafts, Inc. (the “Company” or “Crown Crafts”) in connection with the solicitation of proxies by the Wynnefield Group (the “Wynnefield Group,” “we,” “our” or “us”) to be used at the 2011 annual meeting of stockholders of the Company, including any adjournments or postponements thereof and any meeting held in lieu thereof (the “2011 Annual Meeting”). The 2011 Annual Meeting is scheduled to be held on Tuesday, August 9, 2011 at 10:00 a.m. central daylight time at the Company’s executive offices, located at 916 South Burnside Avenue, Third Floor, Gonzales, Louisiana 70737. This proxy statement and the GOLD proxy card are first being furnished to stockholders on or about ________, 2011.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: Our proxy materials are available on the following web site: www.myproxyonline.com/okapimaterials.

THIS SOLICITATION IS BEING MADE BY THE WYNNEFIELD GROUP AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY (THE “BOARD”).

We are soliciting your proxy for the 2011 Annual Meeting in support of the following proposal:

To elect Patricia Stensrud (the “Nominee”) to serve as a director of the Company until the 2014 annual meeting of stockholders of the Company and until her successor has been duly elected and qualified.

Stockholders who own shares of the Company’s Series A common stock, $0.01 par value per share (the “Series A Common Stock”) at the close of business on [____________], the record date for the 2011 Annual Meeting (the “Record Date”), as determined by the Company’s Board, and as set forth in the Company’s proxy statement for the 2011 Annual Meeting, will be entitled to vote at the 2011 Annual Meeting. Each stockholder is entitled to one vote for each share of Series A Common Stock the stockholder owned as of the Record Date.

According to the Company’s proxy statement for the 2011 Annual Meeting, as of the Record Date, there were [_______] shares of Series A Common Stock outstanding and entitled to vote at the 2011 Annual Meeting, held by approximately [_______] holders of record.

As of the Record Date, the Wynnefield Group is the Company’s largest stockholder and beneficially owns and/or has the right to vote, in the aggregate, 1,573,573 shares of Series A Common Stock, representing approximately 16.4% of the Company’s outstanding Series A Common Stock. The Wynnefield Group intends to vote such shares of Series A Common Stock FOR the election of our Nominee. However, unless otherwise directed by the record owner voting the proxy, in addition to voting such proxy in favor of the our Nominee, the Wynnefield Group will vote such proxy FOR the candidates who have been nominated by the Company to serve as directors other than Joseph Kling, if nominated by the Company, for whom the Wynnefield Group is NOT seeking authority to vote and WILL NOT exercise any such authority. The Wynnefield Group believes that the election of Ms. Stensrud in place of Mr. Kling will not result in a “change of control” as defined in the Company’s severance arrangements with its named executive officers. There is no assurance that any of the Company’s nominees will serve as directors if Ms. Stensrud is elected to the Board.

The Wynnefield Group and Ms. Stensrud are “participants” in this solicitation, as that term is used pursuant to federal securities laws, and they have no substantial interest in the Company other than the Wynnefield Group’s ownership of shares of the Company’s Series A Common Stock or, with respect to Ms. Stensrud, as a nominee for election as a director. Additional information concerning the Wynnefield Group and Ms. Stensrud including, but not limited to, beneficial ownership of and transactions in the Series A Common Stock, is set forth in Appendices A and B hereto.

OUR NOMINEE IS COMMITTED TO ACTING IN THE BEST INTERESTS OF ALL STOCKHOLDERS. WE BELIEVE THAT ALL STOCKHOLDERS MAY BENEFIT FROM THE ADDITION OF A STOCKHOLDER-NOMINATED DIRECTOR HAVING EXTENSIVE INDUSTRY SPECIFIC OPERATIONAL EXPERTISE, AS WELL AS MARKETING, LICENSING AND SENIOR EXECUTIVE MANAGEMENT EXPERIENCE. ACCORDINGLY, THE WYNNEFIELD GROUP URGES YOU TO VOTE YOUR GOLD PROXY CARD FOR OUR NOMINEE.

For detailed information about Ms. Stensrud’s background and experiences, please see the section entitled “Proposal 1: Election of the Wynnefield Group’s Nominee” on page 7 of this proxy statement.

As explained in the detailed instructions on your GOLD proxy card, there are three ways you may vote:

1. By Mail. If your shares are registered in your own name, you may sign, date and return the enclosed GOLD proxy card directly to the Wynnefield Group, c/o Okapi Partners, in the enclosed postage-paid envelope. We recommend that you vote on the GOLD proxy card even if you plan to attend the 2011 Annual Meeting.

If your shares are held in the name of a brokerage firm, bank, or nominee on the Record Date, only such brokerage firm, bank, or nominee can vote such shares and only upon receipt of your specific instructions. Accordingly, please promptly contact the person responsible for your account at such institution and instruct that person to execute and return the GOLD proxy card on your behalf. Please do this for each account you maintain to ensure that all of your shares are voted. The Wynnefield Group urges you to confirm your instructions in writing to the person responsible for your account and to provide a copy of such instructions to the Wynnefield Group at the address set forth on the back cover, so that we are aware of all instructions and can attempt to ensure that such instructions are followed.

2. In Person. If you are a record holder, you may vote in person by attending the 2011 Annual Meeting. We expect that the Company will provide written ballots to be distributed to stockholders who wish to vote in person at the 2011 Annual Meeting. However, if you hold your shares through a bank, broker or other custodian, you must obtain a legal proxy from such custodian in order to vote in person at the meeting.

3. By Telephone or Internet. If your shares are held in the name of a brokerage firm, bank, or nominee on the Record Date, you may deliver your voting instructions by telephone or over the Internet. Instructions for voting by telephone or over the Internet may be found on the GOLD proxy card.

WE URGE YOU NOT TO SIGN ANY WHITE PROXY CARD SENT TO YOU BY THE COMPANY. IF YOU HAVE ALREADY VOTED THE COMPANY’S WHITE PROXY CARD, YOU MAY REVOKE YOUR PREVIOUSLY SIGNED PROXY BY SIGNING AND RETURNING A LATER-DATED GOLD PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR BY DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE WYNNEFIELD GROUP OR TO THE SECRETARY OF THE COMPANY.

HOLDERS OF SHARES AS OF THE RECORD DATE ARE URGED TO SUBMIT A GOLD PROXY CARD EVEN IF YOUR SHARES WERE SOLD AFTER THE RECORD DATE. IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, OR NOMINEE ON THE RECORD DATE, ONLY THAT INSTITUTION CAN VOTE THOSE SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO SIGN AND RETURN ON YOUR BEHALF THE GOLD PROXY CARD AS SOON AS POSSIBLE.

The Wynnefield Group has retained Okapi Partners to assist us in communicating with stockholders in connection with this proxy solicitation and to assist us in our efforts to obtain proxies. If you have any questions about executing your GOLD proxy, or if you require assistance, please contact:

437 Madison Avenue, 28th Fl.
New York, NY 10022
Call Toll Free: (855) 208-8902
E-Mail: info@okapipartners.com

INTRODUCTION

The Company has a classified board, currently consisting of three Class I directors, two Class II directors and two Class III directors. At each annual meeting of the Company’s stockholders, directors are duly elected for a full term of three years to succeed those whose terms are expiring. The Class III directors currently serve until the 2011 Annual Meeting, and the Class II and Class I directors currently serve until the annual meetings of stockholders to be held in 2012 and 2013, respectively.

Article II, Section 2.13(b) of the Company’s Bylaws provides that stockholder nominations of directors may be made “by any stockholder entitled to vote in the election of directors who complies with the notice procedures set forth in this Section 2.13(b).” On May 27, 2011, the Wynnefield Group, record holders of the Series A Common Stock, delivered timely notice in accordance with the Company’s Bylaws, notifying the Company that the Wynnefield Group intends to nominate one director to the Board, Ms. Patricia Stensrud, for election in the class of directors which after the 2011 Annual Meeting will serve for a term scheduled to end in 2014, and are soliciting your proxy in support of her election. We believe Ms. Stensrud is a highly qualified individual with the requisite set of skills to serve as a valuable Board member of the Company based on her extensive business and consumer products industry experiences. The Wynnefield Group is also seeking your authority to vote your proxy in favor of the Company’s nominees other than Joseph Kling, if nominated by the Company. The Wynnefield Group believes that the election of Ms. Stensrud in place of Mr. Kling will not result in a “change of control” as defined in the Company’s severance arrangements with its named executive officers. There is no assurance that any of the Company’s nominees will serve as directors if Ms. Stensrud is elected to the Board.

Ms. Stensrud, if elected, will constitute only a minority of the Board. Accordingly, our Nominee, even if voting together with Messrs. Biro and/or Keating, our 2010 independent director nominees elected to the Board at the Company’s 2010 annual meeting of stockholders (the “2010 Annual Meeting”), will not be able to adopt any measures without the support of other members of the current Board.  Nevertheless, Ms. Stensrud will have an opportunity to constructively work with the rest of the Board members and in best interests of the Company and all of the Company’s stockholders.

A quorum of stockholders is necessary to transact business at the 2011 Annual Meeting. The presence, in person or by proxy, of a majority of the shares of Series A Common Stock outstanding and entitled to vote on the Record Date is necessary to constitute a quorum at the 2011 Annual Meeting. Abstentions and broker non-votes count as present for establishing a quorum. Provided a quorum is present, directors are elected by a plurality of the votes cast at the 2011 Annual Meeting. The two Class III director nominees who receive the largest number of votes cast will be elected to the Board. A vote to “withhold authority” for any director nominees will have no impact on the election of directors.

REASONS TO VOTE
FOR THE WYNNEFIELD GROUP’S NOMINEE

The Wynnefield Group believes that Ms. Stensrud’s background and experiences within the consumer products industry as disclosed in the section of this proxy statement entitled “Proposal No. 1: Election of the Wynnefield Group’s Nominee,” provides her with unique insight into the Company’s present and potential markets, products, target customers, channels of distribution, challenges and strategic opportunities, making her well-qualified to serve as a member of the Board.  We believe that Ms. Stensrud’s specific expertise in product licensing and branding, as well as her senior executive management experience can serve as a valuable asset to any company and its board, particularly a company such as Crown Crafts that is heavily dependent on the sale of licensed products, which represented 50% of its gross sales in fiscal 2011.   Furthermore, the election of Ms. Stensrud, as the Board’s only woman, will address the Company’s stated commitment to a diversified membership among its Board.

Ms. Stensrud is not committed to any specific agenda of proposed operational changes nor, should she be elected, would she have the power to make any changes to Company policy on her own as she would constitute only one of seven directors.   Even if voting together with Messrs. Biro and/or Keating, our 2010 independent director nominees elected to the Board at the Company’s 2010 Annual Meeting, Ms. Stensrud will not be able to adopt any measures without the support of other members of the current Board.  There is no assurance that any of the Company’s nominees will serve as directors if Ms. Stensrud is elected to the Board.

For the past fifteen years, we have been a significant stockholder of the Company. As the Company’s largest stockholder, currently holding approximately 16.4% of the Series A Common Stock, we are nominating one independent director to the Company’s Board to provide the Company’s stockholders with an opportunity to elect a stockholder-nominated director at the 2011 Annual Meeting.

In November of 2005, we entered into an agreement with the Company which allowed for Frederick G. Wasserman to attend and to act as a non-voting observer at Board meetings and its committee meetings on behalf of the Wynnefield Group. On June 28, 2007, the Board terminated Mr. Wasserman’s observer status. The Wynnefield Group then proposed two nominees for election at the Company’s 2007 annual meeting. At that meeting, the Company’s stockholders elected Mr. Wasserman as a director and the Wynnefield Group’s other nominee came within 1.7% of the total vote needed to win election to the Board. Mr. Wasserman was only one director on a seven-person board. On June 20, 2008, the Wynnefield Group delivered a letter to the Company notifying it that the Wynnefield Group intended to appear at the Company’s 2008 annual meeting of stockholders to nominate and seek to elect two individuals as members of the Company’s Board. Subsequently, discussions took place between the Wynnefield Group and representatives of the Company resulting in the parties entering into a Governance and Standstill Agreement dated as of July 1, 2008 (the “Standstill Agreement”).  Under the terms of the Standstill Agreement, one of the nominees of the Wynnefield Group, Mr. Joseph Kling, was immediately elected to the Board, and the Company agreed to include Mr. Kling in its slate of nominees for election as a Class III director of the Board at the Company’s 2008 annual meeting of stockholders.  Mr. Kling’s term as a Class III director expires at the 2011 Annual Meeting.  On April 30, 2010, the Wynnefield Group notified the Company it would exercise its right to seek to have a member of the Board, other than a Class I director, to resign from the Board to create an additional vacancy to be filled by the Company’s stockholders at the 2010 Annual Meeting. Following receipt of such notice, the Board informed us that it would not re-nominate Mr. Wasserman to the Board at the 2010 Annual Meeting.  On June 25, 2010, the Wynnefield Group notified the Company that the Wynnefield Group intended to nominate two directors to the Board, Jon C. Biro and Melvin L. Keating, for election as two of the three Class I directors serving terms scheduled to end in 2013.  At the 2010 Annual Meeting, Messrs. Keating and Biro were elected by the Company’s stockholders as Class I directors for terms expiring in 2013.

On May 20, 2011, the Wynnefield Group sent a letter to the Board’s Nominating and Corporate Governance Committee suggesting that Ms. Stensrud be considered as a Company nominee for election to the Board at the 2011 Annual Meeting.  Unfortunately, the Company did not respond to the Wynnefield Group’s suggestion that Ms. Stensrud be considered for nomination by the Company for election to its Board prior to the deadline for stockholders to timely submit nominations pursuant to the Company’s nomination notice procedures set forth in its Bylaws.  Absent any response from the Company and in order to preserve the right of the Wynnefield Group to nominate Ms. Stensrud as a member of the Board, on May 27, 2011, the Wynnefield Group delivered a letter to the Company notifying it that the Wynnefield Group intends to nominate and seek to elect Ms. Stensrud as a member of the Company’s Board at the 2011 Annual Meeting.  Ms. Stensrud has advised the Wynnefield Group that the Board’s Nominating and Corporate Governance Committee has never contacted her to discuss her qualifications or business background.

If elected to the Board, although Ms. Stensrud will be a minority director, she is committed to the best interests of the Company and all of the Company’s stockholders. There is no assurance that any of the Company’s nominees will serve as directors if Ms. Stensrud is elected to the Board.

WE BELIEVE THE ELECTION OF THE WYNNEFIELD GROUP’S NOMINEE WILL PROVIDE THE COMPANY WITH A HIGHLY-QUALIFIED PERSON POSSESSING SENIOR EXECUTIVE MANAGEMENT AND INDUSTRY SPECIFIC OPERATIONAL EXPERIENCE THAT WILL SERVE AS AN ASSET TO THE BOARD. FURTHERMORE, THE ELECTION OF MS. STENSRUD, AS THE BOARD’S ONLY WOMAN, WILL ADDRESS THE COMPANY’S STATED COMMITMENT TO A DIVERSIFIED MEMBERSHIP AMONG ITS BOARD OF DIRECTORS.

YOUR VOTE IS IMPORTANT.

THE WYNNEFIELD GROUP STRONGLY RECOMMENDS THAT YOU VOTE TO ELECT MS. STENSRUD TO THE BOARD BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD TODAY.

About the Wynnefield Group

This solicitation of proxies is made by the Wynnefield Group and the Nominee. The business address of the Wynnefield Group is 450 Seventh Avenue, Suite 509, New York, New York 10123.

The Wynnefield Group consists of Wynnefield Partners Small Cap Value, L.P., a Delaware limited partnership (“Wynnefield Partners LP”); Wynnefield Partners Small Cap Value, L.P. I, a Delaware limited partnership (“Wynnefield Partners I”); Wynnefield Small Cap Value Offshore Fund, Ltd., a private investment company organized under the laws of the Cayman Islands (“Wynnefield Offshore”); Wynnefield Capital Management, LLC, a New York limited liability company that is the general partner of Wynnefield Partners LP and Wynnefield Partners I (“WCM”); Wynnefield Capital, Inc., a Delaware corporation (“WCI”) that is the sole investment manager of Wynnefield Offshore; Channel Partnership II, L.P., a limited partnership (“Channel”); Wynnefield Capital, Inc Profit Sharing & Money Purchase Plan, an employee profit sharing Plan (“Profit Sharing Plan”), Joshua H. Landes, as vice- president of WCI and co-managing member of WCM; and Nelson Obus, individually and as president of WCI, co-managing member of WCM and general partner of Channel.

Additional information concerning the Wynnefield Group is set forth below under the heading “Certain Information Regarding the Participants and Nominee.”

PROPOSAL NO. 1

ELECTION OF THE WYNNEFIELD GROUP’S NOMINEE

The Company has a classified board, currently consisting of three Class I directors, two Class II directors and two Class III directors. At each annual meeting of stockholders, directors are duly elected for a full-term of three years to succeed those whose terms are expiring. At the 2011 Annual Meeting, two persons will be elected as Class III directors of the Company. Each person elected as a Class III director is elected to hold office until the 2014 annual meeting and until his or her respective successor shall have been duly elected and qualified. The existing Class II and Class I directors currently serve until the annual meetings of stockholders to be held in 2012 and 2013, respectively.

At the 2011 Annual Meeting, the Wynnefield Group will seek to elect one person to serve as a director—Patricia Stensrud, who has consented to being named in this proxy statement and to serving as a director, if elected, for a term scheduled to end in 2014. The Company’s proxy statement for the 2011 Annual Meeting provides that abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Provided a quorum is present, directors are elected by a plurality of the votes cast at the 2011 Annual Meeting. The two Class III director nominees who receive the largest number of votes cast will be elected.  A vote to “withhold authority” for any director nominees will have no impact on the election of directors. If elected, the Nominee would be entitled to serve until her successor shall have been duly elected and qualified. There is no assurance that any of the Company’s nominees will serve as directors if Ms. Stensrud is elected to the Board.

You must sign and return the Wynnefield Group’s enclosed GOLD proxy card to vote for Ms. Stensrud.

Name, Age and Business Address	Present Principal Occupation or Employment and Business Experience and Directorships During Last Five Years
Patricia Stensrud 63 years old 1375 Broadway, Suite 600 New York, NY 10018
Since May of 2011, Ms. Stensrud has served as the president of A&H Manufacturing, a leading packaging company with operations in the United States, China and the United Kingdom.  In November 2010, Ms. Stensrud co-founded The SilkRoute Partnership, an advisory firm providing strategic business development expertise for luxury and lifestyle brands within the fashion, beauty and consumer product sectors. Since founding Hudson River Partners LLC in 2003, Ms. Stensrud has served as its principal for private real estate investment as well as providing advisory due diligence, strategic planning and business model development for upscale fashion and accessories companies.  From January 2005 until November 2005, as the company was preparing to be sold, Ms. Stensrud was the president of the Women’s Sportswear Division for Tommy Hilfiger USA, with responsibility for divisional profitability, marketing, product and strategy development for diversified markets, as well as pioneering new social media and pricing strategies for the company.  From 1991 to 2002, Ms. Stensrud served as the CEO and vice chairman of Victoria & Co., a multi-branded, multi-channel fashion jewelry manufacturer and marketer which was acquired by Jones Apparel Group. During Ms. Stensrud’s tenure, the company transformed into a global market leader through market re-definition, creation of multiple brands and diversified business segments, pioneering lifestyle branding in the fashion jewelry industry, establishing a multi-channel business model for reaching diverse target customer segments, excelling in product design, expanding licensing strategies and implementing technology advances and strategic acquisitions.  Ms. Stensrud previously served as marketing director and various other marketing management positions for Avon Products from 1982 to 1989 and was responsible for the successful launch of numerous products and categories.

Ms. Stensrud currently serves as an operating advisor for Verite Capital Partners, a private equity investment fund; a senior advisor for Avalon Group Ltd., a New York-based investment bank; and an advisory board member of WalkStyles, Inc., a California-based wellness lifestyle company.  She is also a member of Women Corporate Directors, a global membership organization and community of women corporate directors; and the board president for the Girl Scouts Council of Greater New York.

Ms. Stensrud attended the Eastman School of Music in Rochester, New York and is a graduate of Golden Gate University in San Francisco where she earned B.A. (cum laude) and M.B.A. degrees.

The Wynnefield Group believes Ms. Stensrud’s extensive operational experience, accomplishments in brand and product development, together with her marketing, licensing and management expertise in the fields of retail design, fashion, technology and consumer products, provides her with a unique insight into the Company’s present and potential markets, products, target customers, channels of distribution, challenges and strategic opportunities, making her well-qualified to serve as a member of the Company’s Board of Directors and all of its committees.

The Wynnefield Group believes that Ms. Stensrud would be considered independent under the independence requirements of The NASDAQ Stock Market, Inc. and the independence standards applicable to Crown Crafts under paragraph (a)(1) of Item 407 of Regulation S-K under the Securities Exchange Act of 1934, as amended.

 Ms. Stensrud has consented to serve as a director until the expiration of her term and until her successor has been elected and qualified or until her earlier resignation or removal. We have no reason to believe that Ms. Stensrud will be disqualified or unable or unwilling to serve if elected. However, if Ms. Stensrud is unable to serve or for good cause will not serve, proxies may be voted for another person nominated by us to fill the vacancy.

In the event the Company purports to increase the number of nominees to be elected at the 2011 Annual Meeting pursuant to its Bylaws, we reserve the right to nominate such number of additional persons as directors as necessary to fill any vacancies created by the increase and to vote the GOLD proxies in favor of the election of such nominees.

There is no assurance that any of the Company’s nominees will serve as directors if Ms. Stensrud is elected to the Board. In the event that the Wynnefield Group’s Nominee is elected and that one or more of the Company’s nominees declines to serve with such Nominee, the Bylaws of the Company provide that director vacancies may be filled by majority vote of the directors then in office.

If Ms. Stensrud is unable to serve as a director, Stephen Zelkowicz and Nelson Obus, the named proxies on the attached GOLD card, or their designees, will vote for the election of an alternative nominee as may be proposed by the Wynnefield Group.

OTHER MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

[To be revised to conform with proposals identified in Crown Craft’s preliminary proxy statement once filed with the Securities and Exchange Commission]

According to the Company’s proxy statement, the Company is soliciting proxies with respect to [four] other proposals. Please refer to the Company’s proxy statement for a detailed discussion of these proposals, including various arguments in favor of or against such proposals. These proposals are outlined below.

While the Company’s proposals also appear on the Company’s WHITE proxy card, you cannot vote for the Wynnefield Group’s Nominee on that proxy card and thus we request that you use the enclosed GOLD proxy card to vote on these matters. If you have signed the GOLD proxy card and no marking is made, you will be deemed to have given a direction to vote all of the shares of Series A Common Stock represented by your GOLD proxy card AGAINST Proposal No. 2 listed below, for EVERY YEAR on Proposal No. 3, and FOR Proposal No. 4.

PROPOSAL NO. 2

STOCKHOLDER ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) enacted in July 2010, the Company is submitting to stockholders a non-binding advisory resolution to approve the compensation of certain executive officers as follows:

[resolution to approve executive compensation as contained in the Company’s preliminary proxy statement to be inserted]

The Company’s proxy statement states that adoption of Proposal No. 2 will require that the votes cast in favor of Proposal No. 2 at the 2011 Annual Meeting exceed the votes cast against Proposal No. 2. Abstentions and broker non-votes will be counted to determine whether a quorum exists at the 2011 Annual Meeting but are not counted for, and will have no effect on, the results of the vote on Proposal No. 2. Because the shareholder vote on the above resolution is advisory, it will not be binding on the Company, the Board or the Board’s Compensation Committee.

In our view, as disclosed in the Company's proxy statement, we believe that the compensation paid to the Company’s named executive officers generally, as well as the size of the change of control payments, the terms upon which change of control payments are payable and the payment of tax gross-ups as set forth in the Company’s change of control arrangements with its named executive officers, are inappropriate.   For these reasons, we recommend that stockholders vote against this proposal.

       Please refer to the Company’s proxy statement for additional discussion of Proposal No. 2. The Wynnefield Group intends to vote, and recommends that you vote, AGAINST this proposal.

PROPOSAL NO. 3

STOCKHOLDER ADVISORY VOTE ON FREQUENCY OF FUTURE VOTES ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also requires that the Company submit to stockholders for an advisory vote the question of whether the resolution in Proposal No. 2 should be submitted to a stockholder vote every year, every two years or every three years. Proposal No. 3 in the Company’s proxy statement submits this question to a vote of the stockholders at the 2011 Annual Meeting.

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency approved by the stockholders on an advisory basis. Abstentions and broker non-votes are counted to determine whether a quorum exists at the 2011 Annual Meeting but are not counted for, and have no effect on, the results of the vote on Proposal No. 3. Because the stockholder vote on this question is advisory, it will not be binding on the Company or the Board. The Company has recommended that the stockholders vote for a _____ frequency.

In the Wynnefield Group’s view, stockholders should be allowed to vote on the compensation of executives annually.  We believe that [biannual or triennial] votes on executive compensation limits stockholders’ ability to hold a board accountable for its compensation practices.  For these reasons, we recommend that stockholders support the holding of advisory votes on executive compensation every year.

Please refer to the Company’s proxy statement for additional discussion of Proposal No. 3. The Wynnefield Group intends to vote, and recommend that you vote, for EVERY YEAR on this proposal.

PROPOSAL NO. 4

COMPANY PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Company’s Audit Committee appointed KPMG LLP as the Company’s independent registered public accounting firm for the year ending April 3, 2012. The Company is asking stockholders to ratify the appointment of KPMG LLP as independent auditors for the Company’s year ending April 3, 2012. According to the Company’s proxy statement, the proposal to ratify the appointment of KPMG LLP as the Company’s independent registered accounting firm will require the affirmative vote of a majority of the shares of Series A Common Stock present or voting by proxy at the 2011 Annual Meeting for approval. An abstention will not count as a vote cast against this matter.

The Wynnefield Group makes no recommendation on Proposal 4.

OTHER MATTERS TO BE CONSIDERED AT THE 2011 ANNUAL MEETING

We are not aware of any other proposals to be brought before the 2011 Annual Meeting. Should any other proposals be brought before the 2011 Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

CERTAIN INFORMATION REGARDING THE PARTICIPANTS AND NOMINEE

Ms. Stensrud does not beneficially own any shares of Series A Common Stock of the Company and there have been no purchases or sales of the Series A Common Stock of the Company effected within the past two years by or on behalf of Ms. Stensrud.

During the last ten years, neither any Wynnefield Group member nor the Nominee has been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations or similar misdemeanors).

During the last ten years, the Nominee has not been subject to a judgment, decree or final order of any federal or state authority or court of competent jurisdiction, enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

Neither any Wynnefield Group member, the Nominee, nor any associate of any Wynnefield Group member nor the Nominee has any interest in the matters to be voted upon at the 2011 Annual Meeting, other than an interest, if any, as a stockholder of the Company or, with respect to the Nominee, as a nominee for director.

Except as otherwise described herein, neither any Wynnefield Group member, the Nominee nor any associate of any Wynnefield Group member or the Nominee is now, or within the past year has been, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company (including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies).

Except as otherwise described herein, neither any Wynnefield Group member, the Nominee, nor any associate of any Wynnefield Group member or the Nominee: (1) has engaged in or has a direct or indirect interest in any transaction or series of transactions since the beginning of the Company’s last fiscal year, or in any currently proposed transaction, to which the Company or any of its subsidiaries is a party where the amount involved was in excess of $120,000; (2) has borrowed any funds for the purpose of acquiring or holding any securities of the Company; (3) has any arrangement or understanding with any person regarding any future employment by the Company or its affiliates, or any future transaction to which the Company or any of its affiliates will or may be a party; or (4) is the beneficial or record owner of any securities of the Company or any parent or subsidiary thereof.

The Wynnefield Group is not aware of any material proceedings to which the Nominee, or any associate of the Nominee, is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Additional information concerning the Wynnefield Group, including, but not limited to, beneficial ownership of and transactions in the Series A Common Stock, is set forth in Appendices A and B hereto. Each of the individuals listed in Appendix A is a citizen of the United States.

OTHER MATTERS

The Company’s proxy statement contains information regarding: (1) securities ownership of certain beneficial owners and management; (2) meetings and committees of the Board; (3) the background of the Company’s nominees for the Board; (4) the compensation and remuneration paid and payable to the Company’s directors and management; (5) voting procedures, including the share vote required for approval or election, at the 2011 Annual Meeting; (6) the submission of stockholder proposals at the Company’s next annual meeting of stockholders; and (7) information regarding fees and services of the Company’s independent auditors. The Wynnefield Group takes no responsibility for or has no knowledge of the accuracy or completeness of the Company’s disclosures in its proxy materials.

SOLICITATION; EXPENSES

Proxies may be solicited by the Wynnefield Group and the Nominee by mail, advertisement, telephone, facsimile, personal solicitation, email and postings on the internet on its website www.myproxyonline.com/okapimaterials. Banks, brokerage houses, and other custodians, nominees and fiduciaries will be requested to forward the Wynnefield Group’s solicitation material to their customers for whom they hold shares, and the Wynnefield Group will reimburse them for their reasonable out-of-pocket expenses. Our proxy materials are available on the following web site: www.myproxyonline.com/okapimaterials.

The Wynnefield Group has retained Okapi Partners to assist in the solicitation of proxies and for related services. The Wynnefield Group will pay Okapi Partners a retainer of $15,000 for its services and has agreed to reimburse it for its reasonable out-of-pocket expenses. The Wynnefield Group has agreed to indemnify Okapi Partners against certain liabilities and expenses, including certain liabilities under the federal securities laws. The Securities and Exchange Commission deems such indemnification to be against public policy. Approximately twelve employees of Okapi Partners will be involved in the solicitation of proxies.

The entire expense of preparing, assembling, printing, and mailing this proxy statement and related materials and the cost of soliciting proxies will be borne by the Wynnefield Group.

Although no precise estimate can be made at the present time, the Wynnefield Group currently estimates that the total expenditures relating to the proxy solicitation incurred by us will be approximately $400,000 of which approximately $60,000 has been incurred to date. The Wynnefield Group may seek reimbursement from the Company for those expenses incurred by us in connection with this proxy solicitation, if our Nominee is elected, but does not intend to submit the question of such reimbursement to a vote of the stockholders.

VOTING AND REVOCATION OF PROXIES

For the proxy solicited hereby to be voted, the enclosed GOLD proxy card must be signed, dated, and returned to the Wynnefield Group, c/o Okapi Partners, in the enclosed envelope in time to be voted at the 2011 Annual Meeting. If you wish to vote for our Nominee, you must submit the enclosed GOLD proxy card and must NOT submit the Company’s WHITE proxy card. If you have already returned the Company’s WHITE proxy card, you have the right to revoke it as to all matters covered thereby by signing, dating, and mailing the enclosed GOLD proxy card. If you later vote on the Company’s WHITE proxy card (even if it is to withhold authority to vote for the Company’s nominees), you will revoke your previous vote for the Nominee. ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE 2011 ANNUAL MEETING. WE URGE YOU NOT TO RETURN ANY WHITE PROXY CARD SENT TO YOU BY THE COMPANY.

If your shares are held in the name of a brokerage firm, bank or nominee, only such brokerage firm, bank or nominee can vote such shares and only upon receipt of your specific instructions. Accordingly, please promptly contact the person responsible for your account at such institution and instruct that person to execute and return the enclosed GOLD proxy card on your behalf. You should also promptly sign, date, and mail the voting instruction form (or GOLD proxy card) that your broker or banker sends you. Please do this for each account you maintain to ensure that all of your shares are voted. If any of your shares were held in the name of a brokerage firm, bank or nominee on the Record Date, you will need to give appropriate instructions to such institution if you want to revoke your proxy. IF YOU DO NOT GIVE INSTRUCTIONS TO YOUR BROKER, BANK OR OTHER NOMINEE, YOUR SHARES WILL NOT BE VOTED.

If your shares are held in the name of a brokerage firm, bank or other nominee, that bank, brokerage firm or nominee may allow you to deliver your voting instructions by telephone or over the Internet. Stockholders whose shares are held by a brokerage firm, bank or nominee should refer to the voting instruction card forwarded to them by that brokerage firm, bank or other nominee holding their shares.

Execution of a GOLD proxy card will not affect your right to attend the 2011 Annual Meeting and to vote in person. Any proxy may be revoked as to all matters covered thereby at any time prior to the time a vote is taken by: (i) filing with the Secretary of the Company a later-dated written revocation; (ii) submitting a duly executed proxy bearing a later date to the Wynnefield Group or to the Company; or (iii) attending and voting at the 2011 Annual Meeting in person. Attendance at the 2011 Annual Meeting will not in and of itself constitute a revocation.

Although a revocation will be effective only if delivered to the Company, the Wynnefield Group requests that either the original or a copy of all revocations be mailed to the Wynnefield Group, c/o Okapi Partners, so that the Wynnefield Group will be aware of all revocations and can more accurately determine if and when the requisite proxies for the election of the Nominee as a director have been received. The Wynnefield Group may contact stockholders who have revoked their proxies.

Shares of Series A Common Stock represented by a valid and unrevoked GOLD proxy card will be voted as specified. Shares represented by a GOLD proxy card where no specification has been made will be voted FOR the Nominee.

Except as set forth in this proxy statement, the Wynnefield Group is not aware of any other matter to be considered at the 2011 Annual Meeting. The persons named as proxies on the enclosed GOLD proxy card will, however, have discretionary voting authority as such proxies regarding any other business that may properly come before the 2011 Annual Meeting. Except as set forth herein, the proxies may exercise discretionary authority only as to matters unknown to the Wynnefield Group a reasonable time before this proxy solicitation.

Only holders of record of Series A Common Stock on the Record Date will be entitled to vote at the 2011 Annual Meeting. If you are a stockholder of record on the Record Date, you will retain the voting rights in connection with the 2011 Annual Meeting even if you sell such shares after the Record Date. Accordingly, it is important that you vote the shares of Series A Common Stock held by you on the Record Date, or grant a proxy to vote such shares on the GOLD proxy card, even if you sell such shares after such date.

The Wynnefield Group believes that it is in your best interest to elect the Nominee as a director at the 2011 Annual Meeting. THE WYNNEFIELD GROUP STRONGLY RECOMMENDS A VOTE FOR THE NOMINEE.

ADDITIONAL INFORMATION

The Wynnefield Group has filed with the Securities and Exchange Commission statements on Schedule 13D and various amendments thereto which contain information in addition to that furnished herein. The Schedule 13D and any amendments thereto may be accessed free of charge at the website maintained by the Securities and Exchange Commission at www.sec.gov and from the Public Reference Room of the Securities and Exchange Commission located at 100 F Street N.E. Washington, D.C. 20549.

If you have any questions, require assistance in voting your enclosed GOLD proxy card, or need additional copies of the Wynnefield Group’s proxy materials, please call Okapi Partners at the phone numbers listed below:

437 Madison Avenue, 28th Fl.
New York, NY 10022
Call Toll Free: (855) 208-8902
E-Mail: info@okapipartners.com

APPENDIX A

Beneficial Ownership of the Wynnefield Group

The following table sets forth for the Wynnefield Group and their affiliates the number of shares of the Company’s Series A common stock, $0.01 par value per share (the “Shares”), directly beneficially owned by the members of the Wynnefield Group. None of the purchase price or market value of the Shares identified below is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Number of Shares	Approximate Percentage of Outstanding Shares(1)
Wynnefield Partners LP	568,908	5.91%
Wynnefield Offshore	350,035	3.64%
Wynnefield Partners I	641,030	6.66%
Channel	11,600	*
Profit Sharing Plan	2,000	*
Total	1,573,573	16.36%

* Less than one percent.

(1)
Based upon 9,621,323 Shares outstanding as of June 1, 2011, as set forth in the Company’s Annual Report on Form 10-K for the period ended April 3, 2011, filed with the Securities and Exchange Commission on June 13, 2011.

WCM is the sole general partner of Wynnefield Partners LP and Wynnefield Partners I and, accordingly, is the indirect beneficial owner (as that term is defined under Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of the Shares that Wynnefield Partners LP and Wynnefield Partners I beneficially own. WCM, as the sole general partner of Wynnefield Partners LP and Wynnefield Partners I, has the sole power to direct the voting and disposition of the Shares that Wynnefield Partners LP and Wynnefield Partners I beneficially own. Nelson Obus and Joshua Landes are the co-managing members of WCM and, accordingly, each of Messrs. Obus and Landes is the indirect beneficial owner (as that term is defined under Rule 13d-3 under the Exchange Act) of the Shares that WCM beneficially owns.

Each of Messrs. Obus and Landes, as co-managing members of WCM, shares with the other the power to direct the voting and disposition of the Shares that WCM beneficially owns. WCI is the sole investment manager of Wynnefield Offshore and, accordingly, is the indirect beneficial owner (as that term is defined under Rule 13d-3 under the Exchange Act) of the Shares that Wynnefield Offshore beneficially owns.

WCI, as the sole investment manager of Wynnefield Offshore, has the sole power to direct the voting and disposition of the Shares that Wynnefield Offshore beneficially owns. Messrs. Obus and Landes are executive officers of WCI and, accordingly, each of Messrs. Obus and Landes is the indirect beneficial owner (as that term is defined under Rule 13d-3 under the Exchange Act) of the Shares that WCI beneficially owns. Each of Messrs. Obus and Landes, as executive officers of WCI, shares with the other the power to direct the voting and disposition of the Shares that WCI beneficially owns.

Mr. Obus as the sole portfolio manager of the Profit Sharing Plan, has the sole power to direct the voting and disposition of the Shares that the Profit Sharing Plan beneficially owns and, accordingly, Mr. Obus may be deemed to be the indirect beneficial owner (as that term is defined under Rule 13d-3 under the Exchange Act) of the Shares that the Profit Sharing Plan may be deemed to beneficially own.

Mr. Obus as the sole general partner of Channel, has the sole power to direct the voting and disposition of the Shares beneficially owned by Channel and, accordingly, may be deemed to be the indirect beneficial owner (as that term is defined under Rule 13d-3 under the Exchange Act) of the Shares that Channel may be deemed to beneficially own.

Reference is made to the Schedule 13D filings of the Wynnefield Group, as amended, for a more complete description of the beneficial ownership interests of the respective parties.

APPENDIX B

Trading Activity of the Wynnefield Group

The following table contains a summary description of all purchases and sales of Shares, if any, effected within the past two years by or on behalf of the Wynnefield Group.

Holder	No. of Shares	Action	Date
Wynnefield	9,700	Purchase	8/18/09
	208	Purchase	8/25/09
	4,800	Purchase	10/13/09
	800	Purchase	11/11/09
Wynnefield Partners I	5,000	Purchase	11/13/08
	9,700	Purchase	8/18/09
	800	Purchase	8/20/09
	6,600	Purchase	10/13/09
	2,680	Purchase	11/12/09
Wynnefield Offshore	9,200	Purchase	8/18/09
	100	Purchase	10/9/09
	5,600	Purchase	10/13/09

CONTROL NUMBER:

GOLD PROXY CARD

CROWN CRAFTS, INC.

2011 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF WYNNEFIELD PARTNERS SMALL CAP
VALUE, L.P. AND ITS AFFILIATES (COLLECTIVELY, THE “WYNNEFIELD GROUP”)

THE BOARD OF DIRECTORS OF CROWN CRAFTS, INC. IS NOT SOLICITING THIS PROXY

P R O X Y

The undersigned appoints Nelson Obus and Stephen Zelkowicz, and each of them, attorneys and agents with full power of substitution to vote all shares of Series A Common Stock of Crown Crafts, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2011 Annual Meeting of Stockholders of the Company scheduled to be held the Company’s headquarters, 916 South Burnside Ave, Gonzales, Louisiana 70737, on Tuesday, August 9, 2011 at 10:00 a.m. central daylight time, and including at any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Series A Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to the Wynnefield Group a reasonable time before this solicitation. The Wynnefield Group intends to vote your shares in their discretion on matters not described in this proxy statement that the Wynnefield Group does not know within a reasonable time before this solicitation, which are to be presented at the Annual Meeting, and that properly come before the Annual Meeting, or any adjournment or postponement thereof.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSAL ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” SUCH PROPOSAL.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting. This Proxy will only be valid in connection with the Wynnefield Group’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please mark vote as in this example	☒

THE WYNNEFIELD GROUP RECOMMENDS A VOTE “FOR” THE WYNNEFIELD GROUP NOMINEE LISTED BELOW IN PROPOSAL NO. 1 BELOW.

Proposal 1.	The Wynnefield Group’s proposal to elect Patricia Stensrud. There is no assurance that the nominees of the Company will serve if elected with Ms. Stensrud.

FOR WYNNEFIELD GROUP NOMINEE ☐	WITHHOLD AUTHORITY WYNNEFIELD GROUP NOMINEE ☐

The Wynnefield Group intends to use this proxy to vote (i) FOR Ms. Stensrud, and (ii) FOR the candidates who have been nominated by the Company to serve as directors, other than Joseph Kling, if nominated by the Company, for whom the Wynnefield Group is NOT seeking authority to vote for and WILL NOT exercise any such authority. There is no assurance that the nominees of the Company will serve if elected with Ms. Stensrud. You should refer to the Company’s proxy statement and form of proxy distributed by the Company for the names, backgrounds, qualifications and other information concerning the Company’s nominees.

Proposal 2.	Stockholder advisory vote on executive compensation.

FOR	AGAINST	ABSTAIN
☐	☐	☐
THE WYNNEFIELD GROUP INTENDS TO VOTE, AND RECOMMENDS THAT YOU VOTE, AGAINST THIS PROPOSAL. IF NO DIRECTION IS INDICATED WITH RESPECT TO PROPOSAL 2, THIS PROXY WILL BE VOTED AGAINST PROPOSAL 2.

Proposal 3.	Stockholder advisory vote on the frequency of future advisory votes on executive compensation.

EVERY YEAR	EVERY TWO YEARS	EVERY THREE YEARS	ABSTAIN
☐	☐	☐	☐
THE WYNNEFIELD GROUP INTENDS TO VOTE, AND RECOMMENDS THAT YOU VOTE, EVERY YEAR.  IF NO DIRECTION IS INDICATED WITH RESPECT TO PROPOSAL 3, THIS PROXY WILL BE VOTED EVERY YEAR.

Proposal 4.	To ratify the appointment of KPMG LLP as our independent auditor for the fiscal year ending April 3, 2012.

FOR	AGAINST	ABSTAIN
☐	☐	☐
THE WYNNEFIELD GROUP MAKES NO RECOMMENDATION ON PROPOSAL 4. IF NO DIRECTION IS INDICATED WITH RESPECT TO PROPOSAL 4, THIS PROXY WILL BE VOTED FOR PROPOSAL 4.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

MARK HERE IF AN ADDRESS CHANGE HAS BEEN NOTED ON THE REVERSE SIDE OF THIS CARD	☐

Please be sure to sign and date this Proxy.

SIGNATURE(S) OF STOCKHOLDER(S) DATE

TITLE, IF ANY

SIGNATURE (IF HELD JOINTLY):

When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, trustee, guardian, corporate officer or partner, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.